Exhibit 10.1


                                    EXHIBIT A
            THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN
          RESTRICTIONS ON TRANSFER AND, AMONG OTHER RESTRICTIONS, HAVE
       NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933
             (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE
             TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN
                   EXEMPTION FROM REGISTRATION UNDER SUCH ACT


                            GP STRATEGIES CORPORATION
                    6% Conditional Subordinated Note due 2008


No.__________                              Original Issue Date:  _______, 2003


         GP STRATEGIES CORPORATION, a Delaware corporation ("GP"), for value received, hereby promises to pay to _________________________________________,
with an address at _________________________________________, or registered assigns (the "Holder"), the principal amount of __________________________ Dollars ($_______________) on the Maturity Date (as defined below), and, subject to the terms and conditions hereof, to pay interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of 6% per annum from the date hereof until the Maturity Date. Accrued interest on the unpaid principal balance hereof shall be payable semi-annually on the 30th day of June and the 31st day of December in each year, commencing on December 31, 2003 (each such date and the Maturity Date being an "Interest Payment Date"). In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

     This note was issued with "original issue discount." The following information is provided pursuant to Section 1275 of the Internal Revenue Code of 1986, as amended, and the applicable Treasury Regulations promulgated thereunder: issue price: $______ per $1,000; principal amount at maturity:
$__________; stated redemption price at maturity: $_______; yield to maturity:
___% (compounded ____________); total amount of "original issue discount":
$______ per $1,000 principal amount at maturity.

     1. Offering; Agent.

     (a) This Note was issued by GP in an offering of $7,500,000 principal amount of 6% Conditional Subordinated Notes due 2008 (collectively, the "Notes") pursuant to the Note and Warrant Purchase Agreement, dated August 8, 2003 (the "Purchase Agreement"), among GP, its wholly-owned subsidiaries National Patent Development Corporation, a Delaware corporation ("NPDC"), and MXL Industries, Inc., a Delaware corporation ("MXL"), Gabelli Funds, LLC, as agent (the "Agent"), and the purchasers named therein. Capitalized terms used and not otherwise defined herein have the meanings as defined in the Purchase Agreement.

     (b) The Holder, by accepting this Note, appoints and authorizes the Agent as the agent of the Holder, to take such action as agent on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Purchase Agreement, the Mortgage, and this Note. Without limiting the foregoing, the Holder acknowledges that this Note may be amended by action of the Agent, with the consent of holders of a majority of the then-outstanding principal amount of the Notes, and that the Holder will be bound by any such amendment; provided, that no such amendment shall, unless signed by the Holder of this Note, (i) reduce the principal of or rate of interest on this Note or any fees hereunder,
(ii) postpone the date fixed for any payment of principal of or interest on this Note or (iii) modify the provisions of this sentence.

2.       Payments.

     (a) Principal of, and any accrued and unpaid interest on, this Note, together with fees thereon and all costs and expenses outstanding hereunder, shall be due and payable in full on the date (the "Maturity Date") which is five years after the Original Issue Date.

     (b) Interest on this Note shall accrue from and on the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid on this Note, from the Original Issue Date, to, but excluding, the next Interest Payment Date, and, subject to the terms and conditions hereof, shall be payable in arrears on each Interest Payment Date.

     (c) If any Interest Payment Date falls on a day that is not a Business Day (as defined below), the payment (of principal or interest or both) due on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

     (d) Payments of principal and interest on this Note to be made on any Interest Payment Date shall be made by wire transfer (except that payments may be made by check if the Holder has not provided GP appropriate wire instructions), without deduction, set-off or counterclaim, sent to the Holder of record of this Note on the Record Date (as defined below) relating to such Interest Payment Date. All payments will be delivered to the address set forth therefor on the note register described below, and will be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. For purposes of determining the holders of record entitled to receive payment on any Interest Payment Date, GP may fix a record date (the "Record Date"), which shall be not more than five Business Days prior to such Interest Payment Date. If GP does not otherwise establish a Record Date relating to any Interest Payment Date, the Record Date shall be the Business Day prior to such Interest Payment Date; and, if GP establishes any such other Record Date, GP shall give the Holder notice of such Record Date not less than two Business Days prior to such Record Date. Notwithstanding the foregoing, the Record Date relating to the Maturity Date shall be the Maturity Date.

     (e) If the Spin-Off has not occurred prior to the date (the "Redemption Trigger Date") which is 18 months after the Original Issue Date, the Holder, at its option, not later than 45 days after the Redemption Trigger Date, may

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require GP to redeem this Note in whole, but not in part, at the Redemption
Price. If the Holder desires to exercise such right, the Holder shall, not later than 45 days after the Redemption Trigger Date, give notice of such exercise to GP, specifying in such notice if the Holder desires that the Redemption Price equal the amount set forth in Section 2(e)(i), in which case such notice shall be accompanied by this Note, or if the Holder desires that the Redemption Price equal the amount set forth in Section 2(e)(ii), in which case such notice shall be accompanied by the number of GP Warrants specified therein, duly endorsed for transfer, and this Note. No Notes shall be required to be redeemed if such notice and delivery are not made in such 45-day period. The closing of any redemption of this Note pursuant to this Section 2(e) shall occur on the date 75 days after the Redemption Trigger Date, on which date the Redemption Price shall become due and payable and shall be paid in full in the manner described in
Section 2(d) above. The "Redemption Price" of this Note shall mean (i) if the Holder does not deliver and surrender to GP, as provided above, the number of GP Warrants specified in Section 2(e)(ii), $________, plus accrued and unpaid interest on, this Note as of the date of payment, or (ii) if the Holder delivers and surrenders to GP, as provided above, a number of GP Warrants equal to the principal amount of this Note multiplied by 0.125, the principal amount at maturity of, plus accrued and unpaid interest on, this Note as of the date of payment.

     (f) Except as provided in Section 2(e), GP may not prepay all or any part of this Note.

     (g) All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof.

     (h) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, deduction, counterclaim, rescission, recoupment or adjustment whatsoever. GP hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder. Time is of the essence of this Note.

     (i) The amount of all principal and (to the extent permitted by then applicable law) all interest which is not paid when due (whether on a stated payment date or by acceleration) shall bear interest, from the time such amount becomes due until payment thereof in full, at a rate which is equal to the 10% or the maximum rate of interest, if lower, permitted by applicable law.

     3. Security and Defeasance Option. This Note is secured by the Mortgage, dated the Original Issue Date, executed by GP to and Agent for the benefit of the holders of the Notes; provided that the Mortgagor (as defined in the Mortgage) has the right and option to obtain a release of the Premises (as defined in the Mortgage) from the lien of the Mortgage and substitute other collateral therefor, or obtain an assignment of the Mortgage and Notes in substitution for a substitute note and other collateral, in each case in accordance with the terms and provisions of Section 27 of the Mortgage.

     4. NPDC and MXL Obligations. Notwithstanding anything to the contrary in this Note or any of the other Transaction Documents (as defined in the Purchase

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Agreement), (a) NPDC shall have no obligations with respect to this Note other than to issue the NPDC Warrants on the Spin-Off as set forth in the Purchase Agreement and (b) MXL shall have no obligations with respect to this Note other than as set forth in the Mortgage.

     5. Events of Default. The occurrence of any of the following events (whatever the reason for such default and whether it shall be voluntary or involuntary or by operation of law or otherwise) shall constitute an event of default (an "Event of Default"):

     (a) A default in the payment or prepayment of the principal on this Note, when and as the same shall become due and payable, whether at stated maturity, by acceleration, by notice of redemption or otherwise.

     (b) A default in the payment or prepayment of any interest on this Note, when and as the same shall become due and payable, which default shall continue for a period of five Business Days after the date fixed for the making of such interest payment.

     (c) A failure by GP, NPDC, or MXL, as applicable, to perform or observe any covenant or agreement contained in the Purchase Agreement or this Note within 30 days after the giving of notice by the Agent of such failure (or, if such failure is not capable of being remedied within such period, for such longer period, not to exceed 60 days, as it is reasonably necessary to effect a remedy so long as GP continues to diligently pursue remedy of such failure).

     (d) (i) Any representation or warranty in the Purchase Agreement shall be untrue or incorrect as of the date when made (or deemed to be repeated), (ii) the failure of such representation or warranty to be true and correct has a material adverse effect on the value of the Notes or the rights and benefits of the Holders under the Notes or the Mortgage and (iii) if the event or circumstance leading to such untrue or incorrect representation is capable of remedy, the same has not been remedied by GP, NPDC, or MXL, as applicable, to the Agent's satisfaction, within 30 days after giving of notice by the Agent of such breach.

     (e) The occurrence of an Event of Default as defined in the Mortgage.

     (f) The entry by a court of (i) a decree or order for relief in respect of GP in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law; or (ii) a decree or order adjudging GP a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of GP under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of GP or of any substantial part of the property of GP, or ordering the winding up or liquidation of the affairs of GP, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 days; or

     (g) (i) The commencement by GP of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or of any other case or proceeding, to be adjudicated a bankrupt or insolvent; (ii) the consent by GP (A) to the entry of a decree or order for relief in respect of GP in an involuntary case or proceeding under any

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applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or (B) to the commencement of any bankruptcy or insolvency case or proceeding against GP; (iii) the filing by GP of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law; (iv) the consent by GP to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of GP, or of any substantial part of any property of GP; (v) the making by GP of an assignment for the benefit of creditors; or (vi) the admission by GP in writing of its inability to pay its debts generally as they become due;

     (h) GP or any of its material subsidiaries shall fail to make any payment when due (whether by stated maturity, required prepayment, acceleration, demand or otherwise) with respect to any indebtedness (including any Senior Indebtedness) beyond any period of grace provided with respect thereto, which individually or together with other such indebtedness as to which any such failure exists has an aggregate outstanding principal amount equal to or greater than $3,500,000 ("Material Indebtedness"); or any breach, default or event of default shall occur with respect to, or any condition shall exist under any instrument, agreement or indenture pertaining to, any such Material Indebtedness, beyond any stated period of grace, if any, provided with respect thereto, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that GP or any of its material subsidiaries offer to purchase such Material Indebtedness or other required repurchase of such Material Indebtedness, or permit the holder(s) of such Material Indebtedness to accelerate the maturity of such Material Indebtedness or require a redemption or other repurchase of such Material Indebtedness; or any such Material Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by GP or any of its material subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

     (i) Final judgment for the payment of money shall be rendered by a court of competent jurisdiction against GP or any of its material subsidiaries, and such entity shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof, within 45 days from the date of entry thereof and within said period of 45 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate $1,000,000 in excess of applicable insurance coverage.

     (j) (i) GP or, after the conveyance and transfer of the Premises to MXL, MXL shall cease to (A) be seized of an indefeasible estate in fee simple in the portion of the Premises which constitutes real property or (B) own good title to the portion of the Premises which constitutes personal property, in each case, subject only to the Permitted Encumbrances (as defined in the Mortgage); (ii) GP or, after the conveyance and transfer of the Premises to MXL, MXL shall cease to have good right, full power and lawful authority to convey and mortgage to Mortgagee (as defined in the Mortgage) and grant to Mortgagee a security interest in the same, in the manner and form set forth in the Mortgage; or (iii) except for the Permitted Encumbrances and other Liens (as defined in the Mortgage) permitted pursuant to the Mortgage, the Mortgage shall cease to be a valid and enforceable and, upon recordation, perfected first mortgage lien on the Premises.

     6. Remedies Upon Default.

     (a) Upon the occurrence, and during the continuance, of an Event of Default specified in Section 5(a) or 5(b), the Holder of this Note may declare all or any part of the unpaid principal amount of this Note, and all interest accrued and unpaid thereon, and all fees, costs, expenses, indemnities and other obligations payable under this Note to be immediately due and payable, without presentment, demand, notice, protest or other formalities of any kind, all of which are hereby expressly waived by GP.

     (b) Upon the occurrence, and during the continuance, of an Event of Default other than an Event of Default specified in Section 5(a), 5(b), 5(f), or 5(g), the Agent or holders of at least 25% in the aggregate principal amount of the Notes then outstanding may, and the Agent at the request of such holders shall, declare all or any part of the unpaid principal amount of such Notes, and all interest accrued and unpaid thereon, and all fees, costs, expenses, indemnities and other obligations payable under this Note, to be immediately due and payable, without presentment, demand, notice, protest or other formalities of any kind, all of which are hereby expressly waived by GP.

     (c) Upon the occurrence of an Event of Default specified in Section 5(f) or 5(g), all of the principal amount then outstanding of, and all interest accrued and unpaid on, the Notes, and all fees, costs, expenses, indemnities and other obligations payable under the Notes, shall automatically become immediately due and payable without presentment, demand, notice, protest or other formalities of any kind, all of which are hereby expressly waived by GP.

     (d) The Holder may institute such actions or proceedings in law or equity or both, in aid of the exercise of any power granted in this Note, and may proceed to enforce the payment of all sums due upon this Note and any other obligations under this Note, and such further amounts as shall be sufficient to cover the costs and expenses of collection (including reasonable counsel fees and disbursements), or to enforce any other legal or equitable right of the Holder and may prosecute and enforce its claims against all assets of GP, subject to Section 7.

     (e) No remedy conferred in this Note upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

     (f) No course of dealing between GP and any Holder, and no delay or failure in exercising any rights under this Note in respect thereof, shall operate as a waiver of any of the rights of any Holder.

     7. Conditional Subordination.

     (a) Subject to the rights of the Holder under the Mortgage, and if, and only to the extent that, the proceeds received by the Holder as a result of the foreclosure of the lien of Mortgage are insufficient to fully satisfy this Note and all interest accrued and unpaid thereon, and all fees, costs, expenses, indemnities and other obligations payable under this Note, the remaining indebtedness evidenced by this Note shall be subordinate in right of payment to the Senior Indebtedness. "Senior Indebtedness" shall mean all indebtedness of GP, and guarantees of indebtedness by GP, to banks and other commercial finance institutions for money borrowed or credit extended from such finance institutions, including all loans, advances, liabilities, debit balances, obligations, covenants and duties relating to any such debt for money borrowed, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, and whether created directly or acquired by assignment, negotiation or otherwise, and all interest, fees, charges, expense and attorney's fees for which GP is or becomes liable with respect thereto, but shall not, in any case, include the Notes or any obligations relating thereto. "Senior Indebtedness" shall not include, to the extent constituting indebtedness, any (i) indebtedness that is expressly subordinate or junior in right of payment to any Senior Indebtedness, (ii) indebtedness which, when incurred and without respect to any election under
Section 1111(b) of title 11 of the United States Code (as now and hereinafter in effect, including any successor to such statute and any other applicable insolvency or other similar law of any jurisdiction), is without recourse to GP,
(iii) indebtedness which is represented by any capital stock of GP, (iv) indebtedness for goods, materials or services purchased in the ordinary course of business or indebtedness consisting of trade payables or other current liabilities (other than the current portion of any long-term indebtedness which would constitute Senior Indebtedness but for the operation of this Section 7(a)(iv)) or operating lease rental payments, (v) indebtedness or other obligations of or amounts owed by GP for compensation to employees or for services rendered to GP, (vi) any liability for federal, state, local or other taxes owed or owing by GP and (vii) indebtedness of GP to any of its subsidiaries or affiliates.

     (b) If, upon the occurrence and during the continuance of an event of default (a "Senior Default") under any agreement, note, mortgage, security agreement or other instrument evidencing or securing Senior Indebtedness resulting in the declaration by any person entitled to do so that an event of default has occurred with respect to such Senior Indebtedness or that monies due under such Senior Indebtedness are payable earlier than the due date for the payment thereof, any holder of such Senior Indebtedness or other Person entitled to do so sends a notice (a "Blockage Notice") to the Agent invoking the provisions of this Section 7(b), then, except as provided in Section 7(c), no payment or distribution of any kind in respect of this Note shall be made by GP, or accepted by any Holder (a "Payment Block"), unless and until such Senior Default is cured or such Blockage Notice is revoked in accordance with the terms of the applicable documents pertaining to it.

     (c) Notwithstanding the provisions of Section 7(b),

         (i) the failure by GP, following the giving of a Blockage Notice, to pay any interest, principal or other amount on this Note when the same become due shall constitute an Event of Default under this Note; and

         (ii) for as long as a Payment Block exists hereunder, the Holder may, at its option: (A) declare all or any part of the unpaid principal amount of this Note and all interest accrued and unpaid thereon, and all fees, costs, expenses, indemnities and other obligations payable under this Note, to be immediately due and payable, without presentment, demand, notice, protest or other formalities of any kind, all of which are hereby expressly waived by GP, and (B) foreclose the lien of the Mortgage and exercise any of the other rights and remedies available to the Holder under the Mortgage following the occurrence of an event of default under the Mortgage, provided, however, that if the remedies referred to in this

      Section 7(c)(ii)(B) are insufficient to fully satisfy this Note and all interest accrued and unpaid thereon, and all fees, costs, expenses, indemnities and other obligations payable under this Note, then all remaining unpaid indebtedness evidenced by this Note shall remain subordinated to the Senior Indebtedness in the manner set forth in this
      Article 7 and in any Subordination Agreement (as defined below).

     (d) If any person holding or proposing to provide Senior Indebtedness so requests, the Holder shall (and authorizes the Agent on the Holder's behalf to) at GP's expense enter into a subordination agreement (a "Subordination Agreement") confirming and supplementing the provisions of this Section 7, and containing such terms as are customarily included in such a subordination agreement and are reasonably satisfactory to the Agent, in such form as may be reaso nably requested by such person.

     8. Registration and Transfer.

     (a) GP shall maintain books for the registration and transfer of the Notes.

     (b) Prior to due presentment for registration of transfer of this Note, GP may deem and treat the registered Holder as the absolute owner thereof. GP shall be entitled to treat the registered holder of any Note on the note register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of the Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced.

     (c) This Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Without limiting the foregoing, the Holder shall not make any disposition of this Note unless:

         (i) each transferee is an accredited investor, as such term is defined in Regulation D promulgated under the Securities Act, and has indicated in the Form of Assignment attached hereto as Exhibit A (the "Form of Assignment") the basis on which such transferee is an accredited investor;

(ii) such disposition is (A) to an investment company registered under the Investment Company Act of 1940, as amended, which is advised by Gabelli Funds, LLC, (B) of all of the Notes held by such Holder or (C) to one or more transferees each of whom, after giving effect to such disposition, will hold at least $500,000 principal amount of the Notes; and

         (iii) (A) each transferee has agreed in writing to be bound by the terms of this Note and the Purchase Agreement, including, without limitation, the provisions thereof with respect to the Agent and the obligations as a Security Holder (as defined in the Purchase Agreement) under the Purchase Agreement, (B) the Holder shall have notified GP of the proposed disposition and (C) the Holder shall have furnished GP with an opinion of counsel (which opinion may be delivered by in-house counsel of Holder) in the form set forth as Exhibit B, or otherwise reasonably satisfactory to GP, that such disposition will not require registration of this Note under the Securities Act, provided that no such opinion shall be required if such transfer is pursuant to (I) Rule 144(k) promulgated under the Securities Act or (II) Rule 144A promulgated under the Securities Act.

The execution and delivery of the Form of Assignment by the transferor and transferee indicating the satisfaction of the requirements of Sections 8(c)(i),
(ii), (iii)(A), (iii)(B), and, if applicable, (iii)(C)(I) or (iii)(C)(II) shall be sufficient to satisfy such requirements (except (other than with respect to Section 8(c)(iii)(C)(II)) to the extent GP has notified the Holder promptly after receipt of such Form of Assignment that to GP's knowledge such requirements are not met, specifying in such notice the reason GP believes such requirements are not met).

     (d) Each Note shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under other applicable securities laws):

                  THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND, AMONG OTHER RESTRICTIONS, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT

     (e) GP shall register upon its books any permitted transfer of this Note, upon surrender of same to GP with a written instrument of transfer, in the form attached as Exhibit A, duly executed by the registered Holder or by a duly authorized attorney thereof and (unless being transferred to GP) by the transferee or by a duly authorized attorney thereof, together with such other documents as may be required for such transfer as provided above. Upon any such registration of transfer, new Note(s) shall be issued to the transferee(s) and the surrendered Note shall be canceled by GP. This Note may also be exchanged, at the option of the Holder, for new Notes representing in the aggregate the principal amount of this Note then outstanding.

     (f) Upon receipt by GP of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Note and, in the case of loss, theft, or destruction, of indemnity reasonably satisfactory to GP, or, in the case of mutilation, upon surrender and cancellation of the mutilated Note, GP shall execute and deliver in lieu thereof a new Note representing the principal amount of such Note then outstanding.

     (g) GP shall, upon becoming aware of the same, promptly notify the Agent of
(i) the occurrence of any Event of Default or any event or circumstance which, with the giving of notice, lapse of time, or both, would constitute an Event of Default and (ii) any action taken or proposed to be taken by GP in connection therewith.


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     (h) Upon any transfer of this Note in accordance with this Section 8, the transferee shall be entitled to all of the benefits enjoyed by the transferor under the Purchase Agreement and the Mortgage, and the transferor shall be relieved of any obligations under the Purchase Agreement arising after the date of such transfer.

     9. Miscellaneous.

     (a) This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

     (b) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to GP, at its address at 777 Westchester Avenue, Fourth Floor, White Plains, New York 10604, Attention: Chief Executive Officer, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9(b). Any notice shall be deemed given at the time of receipt thereof.

     (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

     IN WITNESS WHEREOF, GP has caused this Note to be executed and dated the day and year first above written.

                                                  GP STRATEGIES CORPORATION


                                                  By: _________________________
                                                      Name:
                                                      Title:


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